                                                                    EXHIBIT 99.1



                                    ANNEX A
                                COLLATERAL ANNEX
                TO MASTER NETTING, SETOFF, AND SECURITY AGREEMENT

        This Annex A Collateral Annex to Master Netting, Setoff, and Security Agreement (this "Collateral Annex"), supplements, forms a part of, and is subject to, the Master Netting, Setoff, and Security Agreement, dated November 14, 2001 (the "Agreement") among Enron Group and Counterparty Group. Capitalized terms used in this Collateral Annex but not defined herein shall have the meanings given such terms in the Agreement.

Paragraph 1.   Definitions.

        For purposes of this Collateral Annex, the following terms have the respective definitions set forth below. References to Paragraphs are to this Collateral Annex unless otherwise expressly stated.

        "Aggregate Exposure" means, on any Calculation Date, the aggregate Exposures of all members of a Group determined pursuant to Paragraph 3 of this Collateral Annex.


        "Debtor in Bankruptcy" means any entity, if such entity (i) files a petition or otherwise commences, authorizes or acquiesces in the commencement of a proceeding or cause of action under any bankruptcy, insolvency, reorganization, debt restructuring, liquidation or similar law, or has any such petition filed or commenced against it, (ii) makes an assignment or any general arrangement for the benefit of creditors, (iii) otherwise becomes bankrupt or insolvent (however evidenced), (iv) has a liquidator, administrator, receiver, trustee, conservator or similar official appointed with respect to it or any substantial portion of its property or assets, or (v) is generally unable to pay its debts as they fall due.

        "Calculation Date" means any Business Day on which a Party chooses or is requested by any other Party to make the determinations referred to in Paragraphs 3, 4, 5 or 8 of this Collateral Annex.

        "Cash" means U.S. dollars held by or on behalf of a Group as Performance Assurance hereunder.

        "Collateral Administrator" means, with respect to Enron Group, Enron North America Corp., and with respect to Counterparty Group, Calpine Energy Services, L.P., which Collateral Administrators may be changed from time to time by providing written notice to the other Group.

        "Collateral Requirement" shall have the meaning attributed to it in Paragraph 3(b).

        "Counterparty Group's Aggregate Exposure" shall have the meaning attributed to it in Paragraph 3(a).

        "Credit Rating" means with respect to a Group, or its Guarantor, as the case may be, or other entity, on any date of determination, the respective ratings then assigned to Enron Corp.'s or Calpine Corporation's, as the case may be, senior unsecured long-term debt or deposit obligations (not supported by third party credit enhancement) by S&P, Moody's or the other specified rating agency or agencies.

        "Credit Rating Event" shall have the meaning attributed to it in Paragraph 6(a)(iv)(A).

        "Custodian" means the agent for a Group acting with respect to Performance Assurance Transferred to such Group in accordance herewith.

        "Downgraded Group" shall have the meaning attributed to it in Paragraph 6(a)(iv)(A).



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        "Drawing Event" means any of the events set forth in Paragraphs 6(b)(iv)
and (v).

        "Eligible Collateral" means collateral in the form of Cash or Letter of Credit or as otherwise agreed to in writing by the Parties.

        "Enron Group's Aggregate Exposure" shall have the meaning attributed to it in Paragraph 3(a).

        "Federal Funds Effective Rate" means the rate for that day opposite the caption "Federal Funds (Effective)" as set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System.

        "Interest Amount" means with respect to an Interest Period, the aggregate sum of the amount of interest calculated for each day in that Interest Period on the principal amount of Cash held by Secured Group on that day, determined by Secured Group for each such day as follows: (a) the amount of Cash held on that day; multiplied by (b) the Interest Rate for that day, divided by
(c) 365 or 366, as the case may be in accordance with the number of days in the year for which the Interest Amount is being determined.

        "Interest Period" means the period from (and including) the last Business Day on which an Interest Amount was Transferred by Secured Group (or if no Interest Amount has yet been Transferred, the Business Day on which Cash was Transferred to such Secured Group) to (but excluding) the Business Day on which the current Interest Amount is to be Transferred.

        "Interest Rate" means the Federal Funds Effective Rate as from time to time in effect.

        "Letter of Credit" means an irrevocable, transferable, standby letter of credit, issued by a major U.S. commercial bank or the U.S. branch office of a foreign bank, in either case, with a Credit Rating of at least (a) "A-" by S&P and "A3" by Moody's, if such entity is rated by both S&P and Moody's or (b) "A-" by S&P or "A3" by Moody's, if such entity is rated by either S&P or Moody's but not both, substantially in the form set forth in Schedule 1 attached hereto, with such changes to the terms in that form as the issuing bank may require and as may be acceptable to the beneficiary thereof.

        "Letter of Credit Default" means with respect to an outstanding Letter of Credit, the occurrence of any of the following events: (a) the issuer of such Letter of Credit shall fail to maintain a Credit Rating of at least (i) "A-" by S&P or "A3" by Moody's, if such issuer is rated by both S&P and Moody's, (ii) "A-" by S&P, if such issuer is rated only by S&P, or (iii) "A3" by Moody's, if such issuer is rated only by Moody's; (b) the issuer of the Letter of Credit shall fail to comply with or perform its obligations under such Letter of Credit; (c) the issuer of such Letter of Credit shall disaffirm, disclaim, repudiate or reject, in whole or in part, or challenge the validity of, such Letter of Credit; (d) such Letter of Credit shall expire or terminate, or shall fail or cease to be in full force and effect at any time during the term of the Agreement, in any such case without replacement; or (e) the issuer of such Letter of Credit shall become a Debtor in Bankruptcy; provided, no Letter of Credit Default shall occur in any event with respect to a Letter of Credit after the time such Letter of Credit is required to be canceled or returned to a Group or the issuer thereof in accordance with the terms of this Collateral Annex.

        "Material Adverse Change" for Enron Group means the respective Credit Ratings then assigned to Enron Corp. by S&P or Moody's agencies falls below BB from S&P or Ba2 from Moody's or if Enron Corp. is not rated by either S&P or Moody's and, for Counterparty Group, the respective Credit Ratings then assigned to Calpine Corporation by S&P or Moody's agencies falls below BB from S&P and Ba2 from Moody's or if Calpine Corporation is not rated by either S&P or Moody's.



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        "Minimum Transfer Amount" means, with respect to Enron Group, $250,000, and with respect to Counterparty Group, $250,000.

        "Moody's means Moody's Investors Service, Inc. or its successor.

        "Net Exposure" shall have the meaning attributed to it in Paragraph
3(a).

        "Notification Time" means 10:00 a.m. New York Time on any Business Day.

        "Performance Assurance" means all Eligible Collateral and all proceeds thereof that have been Transferred to or received by a Group hereunder and not subsequently Transferred in return to the other Group or otherwise received by the other Group. Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(a)(v) and any Cash received and held by a Group after drawing on any Letter of Credit will constitute Performance Assurance in the form of Cash.

        "Pledging Group" shall have the meaning attributed to it in Paragraph 3(a).

        "Posted Collateral" means the value of any Eligible Collateral previously Transferred to Secured Group.

        "Qualified Institution" means a commercial bank or trust company organized under the laws of the United States or a political subdivision thereof, with a Credit Rating of at least (a) "A-" by S&P and "A3" by Moody's, if such entity is rated by both S&P and Moody's or (b) "A-" by S&P or "A3" by Moody's, if such entity is rated by either S&P or Moody's but not both, and having a capital and surplus of at least $1,000,000,000.

        "Reference Market-maker" means a leading dealer in the relevant market selected by the Group determining its Exposure in good faith from among dealers which are not Parties to this Agreement or Affiliates of a Party to this Agreement and which satisfy all the criteria that such Group applies generally at the time in deciding whether to offer or to make an extension of credit.

        "Rounding Amount" means, with respect to Enron Group, $100,000, and with respect to Counterparty Group, $100,000.

        "S&P" means the Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.) or its successor.

        "Secured Group" shall have the meaning attributed to it in Paragraph
3(a).

        "Transfer" means, with respect to any Performance Assurance or Interest Amount, and in accordance with the instructions of the Group entitled thereto:
(a) in the case of Cash, payment or delivery by wire transfer of immediately available funds into one or more bank accounts specified by the recipient; (b) in the case of Letters of Credit, delivery of the Letter of Credit or an amendment thereto to the recipient; and (c) in the case of any other type of Performance Assurance, as agreed to in writing by the Parties.

        "Valuation Percentage" means, (i) with respect to Cash, 100%, (ii) with respect to Letters of Credit, 100% unless either (a) a Letter of Credit Default shall apply with respect to such Letter of Credit, or (b) 10 or fewer Business Days remain prior to the expiration of such Letter of Credit, in which case the



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Valuation Percentage with respect to such Letter of Credit shall be zero (0), and (iii) with respect to any other Eligible Collateral agreed upon by the Parties, the percentage established by the Parties.

        "Value" means with respect to Eligible Collateral that is Cash, the Valuation Percentage of the face amount thereof, and with respect to any Letter of Credit, the Valuation Percentage times the stated amount then available under the Letter of Credit to be unconditionally withdrawn.

Paragraph 2.   Grant of Security Interest.

        As security for the prompt and complete payment and performance of all Obligations of Pledging Group, each member of Pledging Group hereby pledges, assigns, conveys, and transfers to each member of Secured Group, and hereby grants to Secured Group and each member thereof a present and continuing first priority security interest in and to, and a general first lien upon and right of Setoff against, (a) all Performance Assurance which has been or may in the future be Transferred to, or received by, Secured Group, any member thereof and/or its Custodian, and all dividends, interest, and other proceeds from time to time received, receivable, or otherwise distributed in respect of, or in exchange for, any or all of the foregoing and (b) all right, title, and interest any member of Pledging Group has in any Obligations of any member of Secured Group to any member of Pledging Group, together with all contract rights in respect of such Obligations, other than any Final Settlement Amount payable by Secured Group to Pledging Group. Each member of Pledging Group agrees to take such action as Secured Group reasonably requests in order to perfect Secured Group's and its members' continuing security interest in, lien on, and right of Setoff against such Performance Assurance and grants authority to Secured Group's Collateral Administrator to file financing statements or take such other actions necessary to perfect the foregoing interests.

Paragraph 3.   Calculations of the Collateral Requirement.

        (a) On any Calculation Date, (i) the Exposure for each Enron Party under each Underlying Master Agreement shall be calculated and (ii) the Exposure for each Counterparty Party under each Underlying Master Agreement shall be calculated. The Exposures of each Enron Party to each Counterparty Party under each Underlying Master Agreement shall be aggregated to determine the "Enron Group's Aggregate Exposure" to Counterparty Group. The Exposures of each Counterparty Party to each Enron Party under each Underlying Master Agreement shall be aggregated to determine the "Counterparty Group's Aggregate Exposure" to Enron Group. The Group having the greater Aggregate Exposure at any time ("Secured Group") shall be deemed to have a "Net Exposure" to the other Group ("Pledging Group") equal to the difference between Secured Group's Aggregate Exposure and Pledging Group's Aggregate Exposure.

        (b) The "Collateral Requirement" for Pledging Group means the determination by Secured Group of (i) subject to Paragraph 3(c), Secured Group's Net Exposure minus (ii) the sum of:

        (A) Pledging Group's Exposure Threshold; plus

        (B) Posted Collateral.

        (c) Whenever Pledging Group's Exposure Threshold is zero (0) on account of the occurrence of a Material Adverse Change or Default with respect to Pledging Group, then the amount in Paragraph 3(b) shall equal 125% of Secured Group's Net Exposure.

Paragraph 4.   Delivery of Performance Assurance.



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        On any Calculation Date on which (a) no Default or Potential Event of
Default has occurred and is continuing with respect to Secured Group, (b) no Underlying Master Agreements Close-Out has occurred or been designated as a result of a Default with respect to Secured Group, and (c) Pledging Group's Collateral Requirement equals or exceeds its Minimum Transfer Amount, then Secured Group may demand that Pledging Group Transfer to Secured Group, and Pledging Group shall, after receiving such notice from Secured Group, Transfer, or cause to be Transferred to Secured Group, Performance Assurance for the benefit of Secured Group, in an amount and with a Value at least equal to Pledging Group's Collateral Requirement. The amount of Performance Assurance required to be Transferred hereunder shall be rounded up to the nearest integral multiple of the Rounding Amount. Unless otherwise agreed in writing by the Parties, Performance Assurance demanded of Pledging Group on or before the Notification Time on a Business Day shall be Transferred by the close of business on the next Business Day, and if demanded after the Notification Time on a Business Day shall be Transferred by the close of business on the second following Business Day. Any Letter of Credit shall be delivered to such address as Secured Group shall specify and any such demand made by Secured Group pursuant to this Paragraph 4 shall specify account information for the account to which Performance Assurance in the form of Cash shall be delivered.

Paragraph 5.   Reduction and Substitution of Performance Assurance.

        (a) On any Business Day (but no more frequently than weekly with respect to Letters of Credit and daily with respect to Cash), if Posted Collateral exceeds Secured Group's Exposure to Pledging Group minus Pledging Group's Exposure Threshold, Pledging Group may request a reduction in the amount of Performance Assurance previously Transferred by Pledging Group for the benefit of Secured Group in an amount equal to such excess; provided, however, that Secured Group shall not be required to effect a reduction in Performance Assurance if a Default or Potential Event of Default with respect to Pledging Group shall have occurred and be continuing, or an Underlying Master Agreements Close-Out shall have occurred or been designated as a result of a Default with respect to Pledging Group. A permitted reduction in Performance Assurance may be effected by the Transfer of Cash to Pledging Group or the reduction of the amount of an outstanding Letter of Credit previously issued for the benefit of Secured Group. Pledging Group shall have the right to specify the means of effecting the reduction in Performance Assurance. In all cases, the cost and expense of reducing Performance Assurance (including, without limitation, the reasonable costs, expenses, and attorneys' fees of Secured Group) shall be borne by Pledging Group. Unless otherwise agreed in writing by the Parties, if Pledging Group's reduction demand is made on or before the Notification Time on a Business Day, then Secured Group shall have one Business Day to effect a permitted reduction in Performance Assurance if such reduction is to be effected by the return of Cash to Pledging Group, and if made after the Notification Time on a Business Day, then Secured Group shall have two Business Days to effect such a permitted reduction by return of Cash. If a permitted reduction in Performance Assurance is to be effected by a reduction in the amount of an outstanding Letter of Credit previously issued for the benefit of Secured Group, Secured Group shall not unreasonably withhold its consent to a commensurate reduction in the amount of such Letter of Credit and shall promptly take such action as is reasonably necessary to effectuate such reduction.

        (b) Unless (i) a Default or Potential Event of Default with respect to Pledging Group shall have occurred and be continuing or (ii) an Underlying Master Agreements Close-Out has occurred or been designated as a result of a Default with respect to Pledging Group, Pledging Group may substitute Performance Assurance for other existing Performance Assurance of equal Value upon one Business Day's written notice, provided such notice is given on or before the Notification Time, and upon two Business Days' written notice, if such notice is given after the Notification Time, to Secured Group; provided, if such substitute Performance Assurance is of a type not otherwise approved by this Collateral Annex, then Secured Group must consent to such substitution. Upon the Transfer to Secured Group of



                                       5
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the substitute Performance Assurance, Secured Group shall Transfer the relevant replaced Performance Assurance to Pledging Group. Notwithstanding anything herein to the contrary, no such substitution shall be permitted unless (i) the substitute Performance Assurance is Transferred simultaneously or has been Transferred to Secured Group prior to the release of the Performance Assurance to be returned to Pledging Group and, in either case, the security interest in, and general first lien upon, such substituted Performance Assurance granted pursuant hereto in favor of Secured Group shall have been perfected as required by applicable law and shall constitute a first priority perfected security interest therein and general first lien thereon, and (ii) after giving effect to such substitution, the Value of such substitute Performance Assurance shall equal the greater of Pledging Group's Collateral Requirement or Pledging Group's Minimum Transfer Amount. Each substitution of Performance Assurance shall constitute a reaffirmation by Pledging Group that the substituted Performance Assurance shall be subject to and governed by the terms and conditions of this Collateral Annex, including, without limitation, the security interest in, general first lien on and right of offset against, such substituted Performance Assurance granted pursuant hereto in favor of Secured Group pursuant to Paragraph 2.

        (c) The Transfer of any Performance Assurance by Secured Group in accordance with this Paragraph 5 shall be deemed a release by Secured Group of its security interest, general first lien and right of offset granted pursuant to Paragraph 2 hereof only with respect to such returned Performance Assurance. In connection with each Transfer of any Performance Assurance pursuant to this Paragraph 5, Pledging Group will, upon request of Secured Group, execute a receipt showing the Performance Assurance Transferred to it.

        (d) Any Transfer of or receipt for Performance Assurance effected by a Custodian in accordance herewith for Secured Group shall satisfy the obligation of Secured Group in respect thereof.

Paragraph 6.   Administration of Performance Assurance.

        (a) Cash. Performance Assurance provided in the form of Cash to Secured Group shall be subject to the following provisions.

        (i) Enron Group and its Custodian will be entitled to hold Cash pursuant hereto provided the following conditions applicable to it are satisfied.

        (A) Enron Group is not in Default and a Material Adverse Change has not occurred with respect to Enron Group.

        (B) Cash may be held only in the following jurisdictions: Any jurisdiction within the United States.

        (C) The Custodian is a Qualified Institution approved by Counterparty Group (which approval shall not be unreasonably withheld). The Custodian shall hold the Cash in a segregated, safekeeping or custody account within the Custodian with the title of such account indicating that the property contained therein is being held as Cash for the ownership of Counterparty Group, subject to the security interest of Enron Group.

        (ii) Counterparty Group and its Custodian will be entitled to hold Cash pursuant hereto provided the following conditions applicable to it are satisfied.

        (A) Counterparty Group is not in Default and a Material Adverse Change has not occurred with respect to Counterparty Group.



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        (B) Cash may be held only in the following jurisdictions: Any jurisdiction within the United States.

        (C) The Custodian is a Qualified Institution approved by Enron Group (which approval shall not be unreasonably withheld). The Custodian shall hold the Cash in a segregated, safekeeping or custody account within the Custodian with the title of such account indicating that the property contained therein is being held as Cash for the ownership of Enron Group, subject to the security interest of Counterparty Group.


        (iii) If a Group is entitled to hold Cash, then it will be entitled to hold Cash or to appoint a Custodian to hold Cash for it provided that the conditions for holding Cash that are set forth above for such Group and its Custodian are satisfied. If such Group is not entitled to hold Cash, then the provisions of Paragraph 6(a)(iv)(A) shall not apply with respect to such Group and Cash shall be held in a Qualified Institution. Upon notice by Secured Group to Pledging Group of the appointment of a Custodian, Pledging Group's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Cash by a Custodian will be deemed to be the holding of Cash by Secured Group for which the Custodian is acting. If Secured Group or its Custodian fails to satisfy any conditions for holding Cash as set forth above or if Secured Group is not entitled to hold Cash at any time, then Secured Group will Transfer, or cause its Custodian to Transfer, the Cash to a Qualified Institution, with the Group not eligible to hold Cash being considered the Downgraded Group (as defined below). Secured Group will be liable for the acts or omissions of its Custodian to the same extent that Secured Group would be liable hereunder for its own acts or omissions.

        (iv) The following provisions concerning use of Cash shall apply.

        (A) Notwithstanding the provisions of applicable law, if no Default has occurred and is continuing with respect to Secured Group and no Underlying Master Agreements Close-Out has occurred or been designated as a result of a Default with respect to Secured Group, then Secured Group shall have the right to sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise use in its business any Cash that it holds as Performance Assurance hereunder, free from any claim or right of any nature whatsoever of Pledging Group, including any equity or right of redemption by Pledging Group; provided, if a Group or its Custodian is not eligible to hold Cash pursuant to this Paragraph 6(a) (such Group shall be the "Downgraded Group" and the event that caused it or its Custodian to be ineligible to hold Cash shall be a "Credit Rating Event") then the provisions of Paragraph 6(a)(iv)(B) shall apply.

        (B) The provisions of Paragraph 6(a)(iv)(A) will not apply with respect to the Downgraded Group. The Downgraded Group shall be required to deliver (or cause to be delivered) not later than the close of business on the next Business Day following such Credit Rating Event all Cash in its possession or held on its behalf to a Qualified Institution approved by the non-Downgraded Group (which approval shall not be unreasonably withheld), to a segregated, safekeeping or custody account (the "Collateral Account") within such Qualified Institution with the title of the account indicating that the property contained therein is being held as Cash for the Downgraded Group. The Qualified Institution shall serve as Custodian with respect to the Cash in the Collateral Account, and shall hold such Cash in accordance with the terms of this Collateral Annex and for the security interest of the Downgraded Group and, subject to such security interest, for the ownership of the non-Downgraded Group. The Qualified Institution holding the Cash will invest and reinvest or procure the investment and reinvestment of the Cash in accordance with the written instructions of Pledging Group, subject to the approval of such instructions by the Downgraded Group (which approval shall not be unreasonably withheld),



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

        provided that the Qualified Institution shall not be required to so invest or reinvest or procure such investment or reinvestment if an Event of Default or Potential Event of Default with respect to Pledging Group shall have occurred and be continuing. The Downgraded Group shall have no responsibility for any losses resulting from any investment or reinvestment effected in accordance with Pledging Group's instructions.

        (v) So long as no Default or Potential Event of Default with respect to Pledging Group has occurred and is continuing, and no Underlying Master Agreements Close-Out has occurred or been designated as the result of a Default with respect to Pledging Group, and to the extent that an obligation to Transfer Performance Assurance would not be created or increased by the Transfer, in the event that Secured Group is holding Cash, Secured Group will Transfer to Pledging Group, in lieu of any interest or other amounts paid or deemed to have been paid with respect to such Cash (all of which may be retained by Secured Group), the Interest Amount. Pledging Group shall invoice Secured Group monthly setting forth the calculation of the Interest Amount due, and Secured Group shall make payment thereof by the later of the third Business Day of the first month after the last month to which such invoice relates or the third Business Day after the day on which such invoice is received. On or after the occurrence of a Potential Event of Default or a Default with respect to Pledging Group or an Underlying Master Agreements Close-Out as a result of a Default with respect to Pledging Group, Secured Group shall retain any such Interest Amount as additional Performance Assurance hereunder until the obligations of Pledging Group under the Agreement have been satisfied in the case of an Underlying Master Agreements Close-Out or for so long as such Default is continuing in the case of a Default.

        (b) Letters of Credit. Performance Assurance provided in the form of a Letter of Credit shall be subject to the following provisions.

        (i) Unless otherwise agreed to in writing by the Parties, each Letter of Credit shall be maintained for the benefit of Secured Group. Pledging Group shall (A) renew or cause the renewal of each outstanding Letter of Credit on a timely basis as provided in the relevant Letter of Credit, (B) if the bank that issued an outstanding Letter of Credit has indicated its intent not to renew such Letter of Credit, provide either a substitute Letter of Credit or other Eligible Collateral, in each case at least ten Business Days prior to the expiration of the outstanding Letter of Credit, and (C) if a bank issuing a Letter of Credit shall fail to honor Secured Group's properly documented request to draw on an outstanding Letter of Credit, provide for the benefit of Secured Group either a substitute Letter of Credit that is issued by a bank acceptable to Secured Group or other Eligible Collateral, in each case within one Business Day after such refusal.

        (ii) As one method of providing Performance Assurance, Pledging Group may increase the amount of an outstanding Letter of Credit or establish one or more additional Letters of Credit.

        (iii) Upon the occurrence of a Letter of Credit Default, Pledging Group agrees to deliver to Secured Group either a substitute Letter of Credit or other Eligible Collateral, in each case on or before the first Business Day after the occurrence thereof (or the fifth Business Day after the occurrence thereof if only clause (a) under the definition of Letter of Credit Default applies).

        (iv) Upon or at any time after the occurrence of (A) a Default with respect to Pledging Group, (B) a failure by the Pledging Group to renew a Letter of Credit within the time period set forth in this Agreement, or (C) if an Early Termination Date has occurred or been designated under an Underlying Master Agreement as a result of a Default with respect to Pledging Group, then Secured Group may draw up to the entire, undrawn portion of any outstanding Letter of Credit upon submission to the bank issuing such Letter of Credit of one or more certificates specifying that such Default or Early Termination Date resulting from such Default has occurred and is continuing. Cash proceeds received from drawing upon the Letter of Credit shall be deemed Performance Assurance as security for Pledging Group's Obligations to Secured Group and Secured Group shall have the rights and remedies set forth herein with respect to such Cash proceeds.

        (v) Upon or at any time after the occurrence of an Early Termination Date under an Underlying Master Agreement occasioned for any reason other than a Default and the failure of the relevant member of Pledging Group to make all payments due and owing to the relevant member of Secured Group in accordance with the terms of the Underlying Master Agreement, then Secured Group may draw on any outstanding Letter of Credit in an amount equal to the amount owing to its relevant member upon submission to the bank issuing such Letter of Credit of one or more certificates specifying that such Early Termination Date occurred and the amount owing.

        (vi) In all cases, notwithstanding Secured Group's receipt of Cash under any Letter of Credit, Pledging Group shall remain liable for any failure to Transfer sufficient Performance Assurance or for any amounts owing to Secured Group and remaining unpaid after the application of the amounts so drawn by Secured Group. In all cases, the costs and expenses (including, without limitation, to the reasonable costs, expenses, and attorneys' fees of Secured Group) of establishing, renewing, substituting, canceling, and increasing the amount of a Letter of Credit shall be borne by Pledging Group.

        (c) Care of Performance Assurance. Beyond the exercise of reasonable care in the custody thereof, Secured Group shall have no duty as to any Performance Assurance in its possession or control or in the possession or control of any Custodian or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Secured Group shall be deemed to have exercised reasonable care in the custody and preservation of the Performance Assurance in its possession, and/or in the possession of its Custodian, if the Performance Assurance is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Performance Assurance, or for any diminution in the value thereof, by reason of the act or omission of any Custodian selected by Secured Group in good faith except to the extent such loss or damage is the result of such Custodian's willful misconduct or negligence. Unless held by a Custodian and subject to Paragraph 6(a)(iv)(A), Secured Group shall at all times retain possession or control of any Performance Assurance delivered to it. The holding of Performance Assurance by a Custodian for the benefit of Secured Group shall be deemed to be the holding and possession of such Performance Assurance by Secured Group for the purpose of perfecting the security interest in the Performance Assurance. Except as otherwise provided in paragraph 6(a)(iv), nothing in this Collateral Annex shall be construed as requiring Secured Group to select a Custodian for the keeping of Performance Assurance for its benefit.

        (d) Collateral Administrator. The Collateral Administrator for each Group shall act on behalf of its Group in connection with the performance of all duties and the exercise of all rights in respect of Collateral and Performance Assurance under the Agreement. Each Counterparty Party does hereby appoint the Collateral Administrator for Counterparty Group as its Collateral Administrator hereunder and ratifies and confirms any and all acts of such Collateral Administrator as its own. Each Enron Party does hereby appoint the Collateral Administrator for Enron Group as its Collateral Administrator hereunder and ratifies and confirms any and all acts of such Collateral Administrator as its own. The performance of such rights and duties by the Collateral Administrator for each Group shall satisfy the obligations of, and be deemed to effect the rights of, each member of the relevant Group.

        (e) Default. For purposes of Section 2(a)(iii) of the Agreement insofar as same pertains to covenants set forth in this Collateral Annex, a Default will exist if: (i) with respect to any required Transfer of Eligible Collateral or Interest Amount, as applicable, the failure to Transfer continues for two Business Days after notice of failure has been given to the applicable Group;
(ii) with respect to
restrictions set forth in Paragraph 6(a)(iv), the failure to comply continues for five Business Days after notice of failure has been given to the applicable Group; and (iii) with respect to all covenants set forth in this Collateral Annex other than those set forth in the foregoing clauses (i) and (ii), the failure to comply continues for 2 Business Days after notice of failure has been given to the applicable Group.

Paragraph 7.   Exercise of Rights Against Performance Assurance.

        (a) In the event that (i) a Default with respect to Pledging Group has occurred and is continuing, (ii) a failure by the Pledging Group to renew a Letter of Credit within the time period set forth in this Agreement, or (iii) an Underlying Master Agreements Close-Out has occurred or been designated as a result of a Default or failure to renew a Letter of Credit with respect to Pledging Group, Secured Group may exercise any one or more of the rights and remedies provided under the Agreement, including, without limitation, this Collateral Annex, or as otherwise available under applicable law. Without limiting the foregoing, if at any time (i) a Default with respect to Pledging Group has occurred and is continuing, (ii) a failure by the Pledging Group to renew a Letter of Credit within the time period set forth in this Agreement or
(iii) or an Underlying Master Agreements Close-Out has occurred or been designated as a result of a Default or a failure to renew a Letter of Credit with respect to Pledging Group, then Secured Group may, in its sole discretion, exercise any one or more of the following rights and remedies:

        (A) all rights and remedies available to a secured party under the uniform commercial code of the jurisdiction in which the Performance Assurance is being held and any other applicable jurisdiction and other applicable laws with respect to the Performance Assurance held by or for the benefit of Secured Group;

        (B) the right to Setoff any Performance Assurance held by or for the benefit of Secured Group against and in satisfaction of any amount payable by Pledging Group in respect of any of its Obligations;

        (C) the right to draw on any outstanding Letter of Credit issued for its benefit; and/or

        (D) the right to liquidate any Performance Assurance held by or for the benefit of Secured Group through one or more public or private sales or other dispositions with such notice, if any, as may be required by applicable law, free from any claim or right of any nature whatsoever of Pledging Group, including any right of equity or redemption by Pledging Group (with Secured Group having the right to purchase any or all of the Performance Assurance to be sold) and to apply the proceeds from the liquidation of such Performance Assurance to and in satisfaction of any amount payable by Pledging Group in respect of any of its Obligations in such order as Secured Group may elect.

        (b) Pledging Group hereby irrevocably constitutes and appoints the Collateral Administrator for Secured Group and any officer or agent thereof, with full power of substitution, as Pledging Group's true and lawful attorney-in-fact with full irrevocable power and authority to act in the name, place and stead of Pledging Group, or any member thereof, or in the name of Secured Group, or any member thereof, from time to time in such Collateral Administrator's discretion, for the purpose of taking any and all action and executing and delivering any and all documents or instruments which may be necessary or desirable to accomplish the purposes of Paragraph 7(a).

        (c) For the avoidance of doubt, it is hereby acknowledged that Secured Group shall be under no obligation to prioritize the order with respect to which it exercises any one or more of its rights and remedies provided under the Agreement, including, without limitation, this Collateral Annex, or as otherwise available under applicable law. Pledging Group shall in all events remain liable to Secured Group for any amount payable by Pledging Group in respect of any of its Obligations remaining unpaid after any such liquidation, application and set off.

        (d) If at any time (i) a Default with respect to Secured Group has occurred and is continuing or (ii) an Underlying Master Agreements Close-Out has occurred or been designated as a result of a Default with respect to Secured Group and a Default with respect to the Pledging Group has not occurred, then:

        (A) Secured Group will be obligated immediately to Transfer all Performance Assurance, including any Letter of Credit, and the Interest Amount, if any, to Pledging Group, or in respect of any Letter of Credit to the issuer thereof;

        (B) Pledging Group may do any one or more of the following: (1) exercise any of the rights and remedies of a pledgor with respect to the Performance Assurance, including any such rights and remedies under law then in effect; (2) to the extent that the Performance Assurance or the Interest Amount is not Transferred to Pledging Group as required in (A) above, Setoff amounts payable to Secured Group against the Performance Assurance (other than Letters of Credit) held by Secured Group or to the extent its rights to Setoff are not exercised, withhold payment of any remaining amounts payable by Pledging Group, up to the value of any remaining Performance Assurance held by Secured Group, until the Performance Assurance is Transferred to Pledging Group; and (3) exercise rights and remedies available to Pledging Group under the terms of any Letter of Credit; and

        (C) Secured Group shall be prohibited from drawing on any Letter of Credit that has been posted by Pledging Group for its benefit.

Paragraph 8.   Disputed Calculations

        (a) If Pledging Group shall dispute the amount of Performance Assurance requested by Secured Group and such dispute relates to the amount of the Net Exposure claimed by Secured Group, then Pledging Group shall (i) notify Secured Group of the existence and nature of the dispute not later than the Notification Time on the first Business Day following the date that the demand for Performance Assurance is made by Secured Group, and (ii) provide Performance Assurance to or for the benefit of Secured Group in an amount equal to Pledging Group's own estimate, made in good faith and in a commercially reasonable manner, of its Collateral Requirement. If Secured Group shall dispute the amount of Performance Assurance to be reduced by Secured Group and such dispute relates to the amount of the Net Exposure claimed by Secured Group, then Secured Group shall (i) notify Pledging Group of the existence and nature of the dispute not later than the Notification Time on the first Business Day following the date that the demand to reduce Performance Assurance is made by Pledging Group, and
(ii) effect the reduction of Performance Assurance to or for the benefit of Pledging Group in an amount equal to Secured Group's own estimate, made in good faith and in a commercially reasonable manner, of Pledging Group's Collateral.

        (b) In all such cases, the Parties thereafter shall promptly consult with each other in order to reconcile the two conflicting amounts. If the Parties have not been able to resolve their dispute on or before the first Business Day following the date that the demand was made, then Secured Group shall recalculate its Net Exposure by requesting quotations from two Reference Market-makers for the purpose of recalculating the Exposure of each Transaction in respect of which the Parties disagree (taking the arithmetic average of those obtained to obtain the average Exposure). Secured Group shall forthwith inform Pledging Group of the results of such recalculation in reasonable detail. Performance Assurance shall thereupon be provided, returned, or reduced, if necessary, on the next Business Day in accordance with the results of such recalculation.

Paragraph 9.   Covenants; Representations and Warranties; Miscellaneous.

        (a) Pledging Group will execute and deliver to Secured Group (and to the extent permitted by applicable law, Pledging Group hereby authorizes Secured Group to execute and deliver, in the name of Pledging Group or otherwise) such financing statements, assignments and other documents and do such other things relating to the Performance Assurance and the security interest granted under this Collateral Annex, including, without limitation, any action Secured Group may deem necessary or appropriate to perfect or maintain perfection of its security interest in the Performance Assurance, and Pledging Group shall pay all costs relating to its delivery of Performance Assurance and the maintenance and perfection of the security interest therein.

        (b) On each day on which Performance Assurance is held by Secured Group and/or its Custodian under the Agreement, including, without limitation, this Collateral Annex, Pledging Group hereby represents and warrants that:

        (i) Pledging Group has good title to and is the sole owner of such Performance Assurance, and the execution, delivery and performance of the covenants and agreements of the Agreement, including, without limitation, this Collateral Annex, do not result in the creation or imposition of any lien or security interest upon any of its assets or properties, including, without limitation, the Performance Assurance, other than the security interests and liens created under the Agreement;

        (ii) upon the Transfer of Performance Assurance by Pledging Group to Secured Group and/or its Custodian, Secured Group shall have a valid and perfected first priority continuing security interest therein, free of any liens, claims or encumbrances, except those liens, security interests, claims or encumbrances arising by operation of law that are given priority over a perfected security interest;

        (iii) Secured Group has a valid and perfected first priority continuing security interest in the Performance Assurance, free of any liens, claims or encumbrances, except those liens, claims or encumbrances arising by operation of law that are given priority over a perfected security interest; and

        (iv) it is not and will not become a party to or otherwise be bound by any agreement, other than the Agreement, which restricts in any manner the rights of any present or future holder of any of the Performance Assurance with respect hereto.

        (c) The Agreement, including, without limitation, this Collateral Annex, has been and is made solely for the benefit of the Parties and their permitted successors and assigns, and no other person, partnership, association, corporation or other entity shall acquire or have any right under or by virtue hereof.

        (d) Pledging Group shall pay on request and indemnify Secured Group against any taxes (including, without limitation, any applicable transfer taxes and stamp, registration or other documentary taxes), assessments, or charges that may become payable by reason of the security interests, general first lien and right of offset granted under, or the execution, delivery, performance or enforcement of, the Agreement, including, without limitation, this Collateral Annex, as well as any penalties with respect thereto (including, without limitation costs and reasonable fees and disbursements of counsel). Each member of Pledging Group agrees to pay Secured Group for all reasonable expenses (including without limitation, court costs and reasonable fees and disbursements of counsel) incurred by it in connection with the enforcement of, or suing for or collecting any amounts payable by it under, the Agreement, including, without limitation, this Collateral Annex.

        (e) No failure or delay by either Group hereto in exercising any right, power, privilege, or remedy hereunder shall operate as a waiver thereof.

        (f) The headings in the Collateral Annex are for convenience of reference only, and shall not affect the meaning or construction of any provision thereof.

                         SCHEDULE 1 TO COLLATERAL ANNEX

                   IRREVOCABLE STANDBY LETTER OF CREDIT FORMAT
                        DATE OF ISSUANCE: _______________

[Address]


        Re:  Credit No. _______________

        We hereby establish our Irrevocable Transferable Standby Letter of Credit in your favor for the account of _______________________ (the "Account Group"), for the aggregate amount not exceeding ______________________ United States Dollars ($___________), available to you at sight upon demand at our counters at (Location) on or before the expiration hereof against presentation to us of one or more of the following statements, dated and signed by [Enron North America Corp.] [COUNTERPARTY COLLATERAL ADMINISTRATOR]:

    1. "A Default (as defined in the Master Netting, Setoff, and Security Agreement dated as of ________ among ______________, as the same may be amended (the "Master Agreement")) has occurred and is continuing with respect to the Account Group or any member of the Account Group under the Master Agreement and no Default has occurred and is continuing with respect to the beneficiary of this Letter of Credit or any other member of its Group (as defined in the Master Agreement). Wherefore, the undersigned does hereby demand payment of $_________________"; or

    2. "An Underlying Master Agreements Close-Out (as defined in the Master Netting, Setoff, and Security Agreement dated as of ________ among ______________, as the same may be amended (the "Master Agreement")) has occurred or been designated as a result of a Default with respect to Account Group or any member of the Account Group under the Master Agreement and no Default has occurred and is continuing with respect to the beneficiary of this Letter of Credit or any other member of its Group (as defined in the Master Agreement). Wherefore, the undersigned does hereby demand payment of the entire undrawn amount of the Letter of Credit"; and

    3. "An Early Termination Date under an Underlying Master Agreement (as defined in the Master Netting, Setoff, and Security Agreement dated as of ________ among ______________, as the same may be amended (the "Master Agreement")) occasioned by reason other than a Default (as defined in the Master Agreement) has occurred and the Account Group or any member of the Account Group has failed to make all payments due and owing to beneficiary of this Letter of Credit or any other member of its Group (as defined in the Master Agreement). Wherefore, the undersigned does hereby demand payment of $__________________."

        The amount which may be drawn by you under this Letter of Credit shall be automatically reduced by the amount of any drawings paid through the Issuing Bank referencing this Letter of Credit No. ____. Partial drawings are permitted hereunder.

        We hereby agree with you that documents drawn under and in compliance with the terms of this Letter of Credit shall be duly honored upon presentation as specified.

        This Letter of Credit shall be governed by the Uniform Customs and Practice for Documentary Credits, 1993 Revision, International Chamber of Commerce Publication No. 500 (the "UCP"), except to the extent that the terms hereof are inconsistent with the provisions of the UCP, including but not limited to Articles 13(b) and 17 of the UCP, in which case the terms of this Letter of Credit shall govern.

        With respect to Article 13(b) of the UCP, the Issuing Bank shall have a reasonable amount of time, not to exceed three (3) banking days following the date of its receipt of documents from the beneficiary, to examine the documents and determine whether to take up or refuse the documents and to inform the beneficiary accordingly.

        In the event of an Act of God, riot, civil commotion, insurrection, war or any other cause beyond our control that interrupts our business and causes the place for presentation of this Letter of Credit to be closed for business on the last day for presentation, the expiry date of this Letter of Credit will be automatically extended without amendment to a date thirty (30) calendar days after the place for presentation reopens for business.

        This Letter of Credit is transferable, and we hereby consent to such transfer, but otherwise may not be amended, changed or modified without the express written consent of the beneficiary, the Issuing Bank and the Account Group.

                                [BANK SIGNATURE]